UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2010
Commission File Number: 0-07914
(Exact name of registrant as specified in its charter)

Delaware	84-0592823
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 1645 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant telephone including area code)

Check the appropriate item below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On September 23, 2010, Earthstone Energy, Inc., formerly Basic Earth Science Systems, Inc., (the "Company") convened its 2010 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved two proposals. The proposals are described in detail in the proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, on July 29, 2010.

Proposal 1

    The Company’s stockholders elected one individual to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld
Ray Singleton	6,943,994	260,742

Proposal 2

    The Company’s stockholders ratified the appointment of Ehrhardt Keefe Steiner & Hottman PC ("EKS&H") as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011, as set forth below:

Name	Votes For	Votes Withheld	Abstentions
EKS&H	13,588,747	5,166	437,762

There being no further business, the Company’s 2010 Annual Meeting of Stockholders was adjourned.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: September 24, 2010	By: /s/ Ray Singleton
Ray Singleton, President